UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 28, 2007
                                                 -------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-HE2
            --------------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
            ---------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
               (Exact name of sponsor as specified in its charter)


        Delaware                   333-130694-19                     13-3939229
--------------------------------------------------------------------------------
State or other jurisdiction        (Commission               (IRS Employer
    of incorporation of            File Number of          Identification No. of
        depositor)                 issuing entity)              depositor)



1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices                 (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On February 28, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, Wells Fargo Bank, National Association, as a servicer and a custodian, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $928,658,000 were sold to Morgan Stanley & Co. Incorporated ("MS&Co.") and Countrywide Securities Corporation (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of February 27, 2007, by and between the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to MS&Co.on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated February 27, 2007, among the Depositor and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, Wells Fargo Bank, National Association, as a servicer and a custodian, NC Capital Corporation, as responsible party, Decision One Mortgage Company, LLC, as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as a custodian, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006, by and between WMC Mortgage Corp. and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.3 The Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NC Capital Corporation and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 ISDA Master Agreement, dated as of February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Schedule to the Master Agreement, dated as of February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Confirmation, dated February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, a national banking association, as trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Guarantee, dated February 28, 2007, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.9 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.10 Representations and Warranties Agreement, dated as of February 28, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 14, 2007                      MORGAN STANLEY ABS CAPITAL I INC.




                                          By:     /s/ Steven Shapiro
                                             -----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

1                             Underwriting Agreement, dated            (E)
                              February 27, 2007, among the
                              Depositor and the Underwriters.



4                             Pooling and Servicing Agreement,         (E)
                              dated as of February 1, 2007, by and
                              among the Depositor, as depositor,
                              Saxon Mortgage Services, Inc., as a
                              servicer, Countrywide Home Loans
                              Servicing LP, as a servicer, New
                              Century Mortgage Corporation, as a
                              servicer, Wells Fargo Bank, National
                              Association, as a servicer and a
                              custodian, NC Capital Corporation,
                              as responsible party, Decision One
                              Mortgage Company, LLC, as a
                              responsible party, WMC Mortgage
                              Corp., as a responsible party,
                              LaSalle Bank National Association,
                              as a custodian, and Deutsche Bank
                              National Trust Company, as trustee.

10.1                          The Fifth Amended and Restated           (E)
                              Mortgage Loan Purchase and
                              Warranties Agreement, dated as of
                              November 1, 2006, by and between WMC
                              Mortgage Corp. and the Sponsor
                              (included as Exhibit O to Exhibit
                              4).

10.2                          The Fourth Amended and Restated          (E)
                              Mortgage Loan Purchase and
                              Warranties Agreement, dated as of
                              May 1, 2006, by and between Decision
                              One Mortgage Company and the Sponsor
                              (included as Exhibit P to Exhibit
                              4).

10.3                          The Sixth Amended and Restated           (E)
                              Mortgage Loan Purchase and Warranties
                              Agreement, dated as of May 1, 2006,
                              by and between NC Capital Corporation
                              and the Sponsor (included as Exhibit
                              Q to Exhibit 4).

10.4                          ISDA Master Agreement, dated as of       (E)
                              February 28, 2007, by and between
                              Morgan Stanley Capital Services Inc.,
                              the swap provider, and Deutsche Bank
                              National Trust  Company, a national
                              banking association, as trustee
                              (included as part of Exhibit W to
                              Exhibit 4).

10.5                          Schedule to the Master Agreement,        (E)
                              dated as of February 28, 2007, by and
                              between Morgan Stanley Capital
                              Services Inc., the swap provider, and
                              Deutsche Bank National Trust
                              Company, a national banking
                              association, as trustee (included as
                              part of Exhibit W to Exhibit 4).

10.6                          Credit Support Annex, dated February     (E)
                              28, 2007, by and between Morgan
                              Stanley Capital Services Inc., the
                              swap provider, and Deutsche Bank
                              National Trust  Company, a national
                              banking association, as trustee
                              (included as part of Exhibit W to
                              Exhibit 4).

10.7                          Confirmation, dated February 28,         (E)
                              2007, by and between Morgan Stanley
                              Capital Services Inc., the swap
                              provider, and Deutsche Bank National
                              Trust  Company, a national banking
                              association, as trustee (included as
                              part of Exhibit W to Exhibit 4).

10.8                          Guarantee, dated February 28, 2007,      (E)
                              by Morgan Stanley (included as part
                              of Exhibit W to Exhibit 4).

10.9                          Countrywide Amendment Regulation AB,     (E)
                              dated as of January 26, 2006, by and
                              among Countrywide Home Loans, Inc.,
                              Countrywide Home Loans Servicing LP
                              and the Sponsor (included as part of
                              Exhibit BB to Exhibit 4).

10.10                         Representations and Warranties           (E)
                              Agreement, dated as of February 28,
                              2007, by and between the Depositor
                              and the Sponsor (included as part of
                              Exhibit CC to Exhibit 4).